Exhibit No. 99

Constellation Energy Group and Subsidiaries

Consolidated Statements of Income (Unaudited)

                                                                  Three Months Ended           Year Ended
                                                                     December 31,              December 31,
                                                                   2001        2000          2001        2000
                                                                      (In Millions, Except Per Share Amounts)

Revenues
    Nonregulated revenues                                         $ 340.5     $ 345.6     $ 1,214.4   $ 1,114.0
    Regulated electric revenues                                     415.6       446.8       2,039.6     2,134.7
    Regulated gas revenues                                          145.8       230.9         674.3       603.8
                                                                ------------------------------------------------
    Total revenues                                                  901.9     1,023.3       3,928.3     3,852.5

Expenses
    Operating expenses                                              567.4       652.0       2,392.2     2,311.4
    Workforce reduction costs                                       105.7          -          105.7         7.0
    Impairment losses and other costs                               426.9          -          426.9          -
    Depreciation and amortization                                   110.6        99.2         419.1       470.0
    Taxes other than income taxes                                    57.0        59.6         226.6       221.5
                                                                ------------------------------------------------
    Total expenses                                                1,267.6       810.8       3,570.5     3,009.9
                                                                ------------------------------------------------
(Loss) Income from Operations                                      (365.7)      212.5         357.8       842.6
Other (Expense) Income                                               (4.0)       (1.4)          1.3         4.2
                                                                ------------------------------------------------
(Loss) Income Before Fixed Charges and Income Taxes                (369.7)      211.1         359.1       846.8
Fixed Charges
    Interest expense                                                 66.4        77.3         283.2       282.4
    Interest capitalized and allowance for borrowed funds
       used during construction                                     (11.5)      (11.1)        (57.6)      (24.2)
    BGE preference stock dividends                                    3.3         3.3          13.2        13.2
                                                                ------------------------------------------------
    Total fixed charges                                              58.2        69.5         238.8       271.4
                                                                ------------------------------------------------
(Loss) Income Before Income Taxes                                  (427.9)      141.6         120.3       575.4
Income Tax (Benefit) Expense
    Current                                                        (126.3)      (15.5)         72.5       196.4
    Deferred                                                        (39.5)       73.1         (26.5)       42.1
    Investment tax credit adjustments                                (2.0)       (2.1)         (8.1)       (8.4)
                                                                ------------------------------------------------
    Total income tax (benefit) expense                             (167.8)       55.5          37.9       230.1
                                                                ------------------------------------------------
(Loss) Income Before Cumulative Effect of Change
    in Accounting Principle                                        (260.1)       86.1          82.4       345.3
Cumulative Effect of Change in Accounting Principle,
    Net of Taxes of $5.6                                               -           -            8.5          -
                                                                ------------------------------------------------
Net (Loss) Income                                                $ (260.1)     $ 86.1        $ 90.9     $ 345.3
                                                                ================================================
Earnings Applicable to Common Stock                              $ (260.1)     $ 86.1        $ 90.9     $ 345.3
                                                                ================================================
Average Shares of Common Stock Outstanding                          163.7       150.5         160.7       150.0

EARNINGS PER COMMON SHARE
Merchant energy                                                    $ 0.31      $ 0.32        $ 1.81      $ 1.43
Regulated electric                                                   0.07        0.06          0.53        0.71
Regulated gas                                                        0.06        0.08          0.24        0.20
Other nonregulated                                                   0.02        0.11          0.02        0.09
                                                                ------------------------------------------------
Total earnings per share before nonrecurring items                   0.46        0.57          2.60        2.43

Contract termination related costs *                                (0.85)         -          (0.87)         -
Loss on sale of Guatemalan operations *                             (0.17)         -          (0.17)         -
Workforce reduction costs *                                         (0.40)         -          (0.40)      (0.03)
Deregulation transition cost *                                         -           -             -        (0.10)
Write-down of financial investment *                                (0.02)         -          (0.02)         -
Write-downs of domestic power projects *                            (0.19)         -          (0.19)         -
Write-downs of real estate, international,
    and senior living investments *                                 (0.42)         -          (0.43)         -
                                                                ------------------------------------------------
Earnings Per Share of Common Stock and Earnings Per Share
    of Common Stock - Assuming Dilution Before
    Cumulative Effect of Change in Accounting Principle             (1.59)       0.57          0.52        2.30
Cumulative effect of change in accounting principle,
    net of income taxes                                                -           -           0.05          -
                                                                ------------------------------------------------
Earnings Per Share of Common Stock and Earnings Per Share
    of Common Stock - Assuming Dilution                           $ (1.59)     $ 0.57        $ 0.57      $ 2.30
                                                                ================================================
Equity investment in nonregulated businesses at end of period   $ 2,721.6   $ 2,315.7     $ 2,721.6   $ 2,315.7
                                                                ================================================
Equity investment in utility business at end of period          $ 1,123.9     $ 796.9     $ 1,123.9     $ 796.9
                                                                ================================================


Certain prior-period amounts have been reclassified to conform with the current period's presentation.

* Nonrecurring items included in earnings from operations.

Constellation Energy Group and Subsidiaries

Consolidated Balance Sheets (Unaudited)

                                                                              December 31,
                                                                            2001           2000
ASSETS                                                                         (In Millions)
Current Assets
    Cash and cash equivalents                                          $     72.4      $    182.7
    Accounts receivable (net of allowance for uncollectibles of
        $22.8 and $21.3 respectively                                        738.9           792.6
    Trading securities                                                      178.2           189.3
    Assets from energy trading activities                                 1,854.2         2,108.5
    Fuel stocks                                                             108.0            78.2
    Materials and supplies                                                  196.3           151.3
    Prepaid taxes other than income taxes                                    93.4            73.5
    Other                                                                    74.6            52.8
                                                                       ---------------------------
    Total current assets                                                  3,316.0         3,628.9
                                                                       ---------------------------
Investments And Other Assets
    Real estate projects and investments                                    210.7           290.3
    Investments in power projects                                           499.1           510.6
    Investment in Orion Power Holdings, Inc.                                442.5           192.0
    Financial investments                                                    60.7           161.0
    Nuclear decommissioning trust fund                                      683.5           228.7
    Net pension asset                                                           -            93.2
    Other                                                                   207.4           123.0
                                                                       ---------------------------
    Total investments and other assets                                    2,103.9         1,598.8
                                                                       ---------------------------
Property, Plant and Equipment
    Regulated property, plant and equipment                               4,948.7         4,860.1
    Nonregulated generation property, plant and equipment                 6,551.1         5,286.8
    Other nonregulated property, plant and equipment                        192.9           147.0
    Nuclear fuel (net of amortization)                                      169.5           128.3
    Accumulated depreciation                                             (4,161.8)       (3,756.7)
                                                                       ---------------------------
    Net property, plant and equipment                                     7,700.4         6,665.5
                                                                       ---------------------------
Deferred Charges
    Regulatory assets (net)                                                 463.8           514.9
    Other                                                                   129.5           117.3
                                                                       ---------------------------
    Total deferred charges                                                  593.3           632.2
                                                                       ---------------------------
Total Assets                                                           $ 13,713.6      $ 12,525.4
                                                                       ===========================

LIABILITIES AND CAPITALIZATION
Current Liabilities
    Short-term borrowings                                              $    975.0      $    243.6
    Current portion of long-term debt                                     1,406.7           906.6
    Accounts payable                                                        534.4           750.0
    Liabilities from energy trading activities                            1,435.8         1,580.6
    Dividends declared                                                       23.0            66.5
    Other                                                                   297.1           250.8
                                                                       ---------------------------
    Total current liabilities                                             4,672.0         3,798.1
                                                                       ---------------------------
Deferred Credits And Other Liabilities
    Deferred income taxes                                                 1,431.0         1,353.2
    Net pension liability                                                   173.3             -
    Postretirement and postemployment benefits                              330.9           265.2
    Deferred investment tax credits                                          93.4           101.4
    Other                                                                   266.9           484.2
                                                                       ---------------------------
    Total deferred credits and other liabilities                          2,295.5         2,204.0
                                                                       ---------------------------
Long-Term Debt
    Long-term debt of Constellation Energy                                  935.0         1,000.0
    Long-term debt of nonregulated businesses                               769.1           670.0
    First refunding mortgage bonds of BGE                                 1,040.7         1,174.7
    Other long-term debt of BGE                                           1,129.6           976.6
    Company obligated mandatorily redeemable trust preferred securities of subsidiary trust holding solely 7.16% debentures of BGE
        due June 30, 2038                                                   250.0           250.0
    Unamortized discount and premium                                         (5.2)           (5.4)
    Current portion of long-term debt                                    (1,406.7)         (906.6)
                                                                       ---------------------------
    Total long-term debt                                                  2,712.5         3,159.3
                                                                       ---------------------------
BGE Preference Stock Not Subject To Mandatory Redemption                    190.0           190.0
                                                                       ---------------------------
Common Shareholders' Equity
    Common stock                                                          2,042.2         1,538.7
    Retained earnings                                                     1,611.5         1,592.3
    Accumulated other comprehensive income                                  189.9            43.0
                                                                       ---------------------------
    Total common shareholders' equity                                     3,843.6         3,174.0
                                                                       ---------------------------
    Total capitalization                                                  6,746.1         6,523.3
                                                                       ---------------------------
Total Liabilities And Capitalization                                   $ 13,713.6      $ 12,525.4
                                                                       ===========================

Certain prior-year amounts have been reclassified to conform with the current year's presentation.

Constellation Energy Group  and Subsidiaries

Consolidated Statements of Cash Flows (Unaudited)

                                                                      Year Ended
                                                                      December 31,
                                                                 2001            2000
                                                                     (In Millions)

Cash Flows From Operating Activities
    Net income                                                  $ 90.9         $ 345.3
    Adjustments to reconcile to net cash provided by
        operating activities
        Cumulative effect of accounting change                    (8.5)              -
        Depreciation and amortization                            468.9           524.8
        Deferred income taxes                                    (26.5)           42.1
        Investment tax credit adjustments                         (8.1)           (8.4)
        Deferred fuel costs                                       37.6             2.8
        Accrued pension and postemployment benefits               55.3            27.9
        Gain on sale of investments                              (40.7)          (64.1)
        Loss (gain) on sale of subsidiaries and plant assets      33.8           (13.3)
        Deregulation transition cost                                 -            24.0
        Workforce reduction costs                                105.7             7.0
        Impairment losses and other costs                        184.9               -
        Equity in earnings of affiliates and joint ventures (net)  2.0            (5.3)
        Changes in assets from energy trading activities         254.3        (1,796.4)
        Changes in liabilities from energy trading activities   (144.8)        1,416.8
        Changes in other current assets                          (57.7)         (230.7)
        Changes in other current liabilities                    (218.8)          406.2
        Other                                                   (155.0)          172.2
                                                            -----------------------------
    Net cash provided by operating activities                    573.3           850.9
                                                            -----------------------------

Cash Flows From Investing Activities
     Purchases of property, plant and equipment and
          other capital expenditures                          (1,318.3)       (1,079.0)
     Acquisition of Nine Mile Point                             (382.7)              -
     Sale of (investment in) Orion                                26.2          (101.5)
     Contributions to nuclear decommissioning trust fund         (22.0)          (13.2)
     Purchases of marketable equity securities                   (33.2)          (80.8)
     Sales of marketable equity securities                       132.6           110.2
     Proceeds from the sale of property, plant and equipment     112.0            20.8
     Other investments                                            12.7            37.0
                                                            -----------------------------
     Net cash used in investing activities                    (1,472.7)       (1,106.5)
                                                            -----------------------------

Cash Flow From Financing Activities
     Net issuance (maturity) of short-term borrowings            731.4          (127.9)
     Proceeds from issuance of
        Long-term debt                                         1,175.2         1,374.0
        Common stock                                             504.4            35.9
    Reacquisitions of long-term debt                          (1,510.2)         (697.0)
    Common stock dividends paid                                 (120.7)         (250.7)
    Other                                                          9.0            11.3
                                                            -----------------------------
    Net cash provided by financing activities                    789.1           345.6
                                                            -----------------------------

  Net (Decrease) Increase in Cash and Cash Equivalents          (110.3)           90.0
  Cash and Cash Equivalents at Beginning of Period               182.7            92.7
                                                            -----------------------------
  Cash and Cash Equivalents at End of Period                    $ 72.4         $ 182.7
                                                            =============================
Other Cash Flow Information:
     Interest paid (net of amounts capitalized)                $ 238.3         $ 268.2
     Income taxes paid                                         $ 101.5         $ 184.7

Non-Cash Transaction:
In connection with our purchase of Nine Mile Point, the fair value of the net assets purchased was $382.7 million including settlement costs and a sellers' note of $388.1 million.

Certain prior-year amounts have been reclassified to conform with the current year's presentation.

Constellation Energy Group and Subsidiaries

Utility Operating Statistics

                                                       Three Months Ended        Year Ended
                                                          December 31,           December 31,
                                                         2001      2000*       2001       2000*
ELECTRIC
Revenues (In Millions)
    Residential--with househeating                    $  76.5   $  92.1    $  357.8   $  379.2
               --other                                  103.3     107.6       527.5      543.4
                                                      -----------------------------------------
               --total                                  179.8     199.7       885.3      922.6
    Commercial                                          185.6     192.0       903.0      926.2
    Industrial                                           42.8      49.6       218.1      203.6
                                                      -----------------------------------------
    System Sales                                        408.2     441.3     2,006.4    2,052.4
    Interchange and Other Sales                             -         -           -       53.8
    Other                                                 7.4       5.5        33.6       29.0
                                                      -----------------------------------------
    Total                                             $ 415.6   $ 446.8    $2,040.0   $2,135.2
                                                      =========================================
Sales (In Thousands) - MWH
    Resident--with househeating                         1,143     1,410       5,075      5,122
            --other                                     1,412     1,519       6,639      6,553
                                                      -----------------------------------------
            --total                                     2,555     2,929      11,714     11,675
    Commercial                                          3,324     3,385      14,147     14,042
    Industrial                                          1,074     1,100       4,445      4,476
                                                      -----------------------------------------
    System Sales                                        6,953     7,414      30,306     30,193
    Interchange and Other Sales                             -         -           -      2,064
                                                      -----------------------------------------
    Total                                               6,953     7,414      30,306     32,257
                                                      =========================================
GAS
Revenues (In Millions)
    Resident--excluding delivery service              $  82.6   $ 125.7    $  378.4   $  328.4
            --delivery service                            4.3       8.8        16.3       23.5
                                                      -----------------------------------------
            --total                                      86.9     134.5       394.7      351.9
    Commerci--excluding delivery service                 22.8      36.6       115.5       97.9
            --delivery service                            5.9       7.4        21.4       25.8
    Industri--excluding delivery service                  2.0       4.0        12.8       10.9
            --delivery service                            3.5       4.3        13.8       16.3
                                                      -----------------------------------------
    System Sales                                        121.1     186.8       558.2      502.8
    Off-System Sales                                     23.8      44.9       113.6      101.0
    Other                                                 1.7       2.1         8.9        7.8
                                                      -----------------------------------------
    Total                                             $ 146.6   $ 233.8    $  680.7   $  611.6
                                                      =========================================
Sales (In Thousands) - DTH
    Resident--excluding delivery service                9,352    12,864      33,147     34,561
            --delivery service                          1,652     3,370       7,201      9,209
                                                      -----------------------------------------
            --total                                    11,004    16,234      40,348     43,770
    Commerci--excluding delivery service                3,216     4,518      12,334     13,186
            --delivery service                          6,456     6,833      25,037     22,921
    Industri--excluding delivery service                  294       501       1,386      1,386
            --delivery service                          5,905     7,346      23,872     32,382
                                                      -----------------------------------------
    System Sales                                       26,875    35,432     102,977    113,645
    Off-System Sales                                    7,003     7,331      20,012     22,456
                                                      -----------------------------------------
    Total                                              33,878    42,763     122,989    136,101
                                                      =========================================

    Utility operating statistics do not reflect the elimination of intercompany transactions.

    * Electric operating results reflect generation function as part of regulated operations through June 30, 2000.

Heating/Cooling Degree Days (Calendar-Month Basis)
    Heating degree days -- Actual                       1,460     1,978       4,514      4,936
                        -- Normal                       1,675     1,682       4,725      4,771
    Cooling degree days -- Actual                          30        22         787        736
                        -- Normal                          24        25         839        840

Generation Statistics - Assets Transferred to Nonregulated Businesses on July 1, 2000

                                                 Year Ended December 31,
                                                                            Purchased
                                                                 Hydro &  Power Net of
                                   Nuclear       Coal      Oil       Gas    Energy Sales   Total
Generation by Fuel Type(%)
       2001                           40.9       52.5      3.3       1.8         1.5       100.0
       2000                           42.3       53.5      1.9       2.7        (0.4)      100.0

Thousands of MWH
       2001                         13,649     17,520    1,089       601         488       33,347
       2000                         13,826     17,506      605       899        (156)      32,680

Average Cost of Fuel                                                                    All Fuels
    (Cents per Million Btu)
       2001                          43.25     138.38   445.50       -           -         109.48
       2000                          42.44     134.98   401.61       -           -         100.00


Constellation Energy Group and Subsidiaries

Supplemental Financial Statistics

                                                              Year Ended
                                                             December 31,
                                                        2001             2000
Capitalization*
    Long-term debt                                     42.4%            49.7%
    Company obligated mandatorily redeemable
       trust preferred securities of BGE                2.7%             3.2%
    Short-term borrowings                              10.7%             3.2%
    BGE Preference stock                                2.1%             2.5%
    Common equity                                      42.1%            41.4%

Return on Average Common Equity
    Reported                                            2.5%            11.3%
    Excluding nonrecurring items * *                   15.5%            11.9%

Ratio of Earnings to Fixed Charges (SEC Method)         1.18            2.78

Effective Tax Rate                                     28.4%            39.1%

    Certain prior-year amounts have been reclassified to conform with the current year's presentation.

     * Capitalization includes current portions of long-term debt and BGE preference stock.
    ** Includes nonrecurring items that are presented in earnings from operations on the Consolidated Statements of Income.

Common Stock Data

                                                           Three Months Ended                     Year Ended
                                                               December 31,                       December 31,
                                                          2001             2000              2001             2000

Common Stock Dividends - Per Share
    --Declared                                           $0.12            $0.42             $0.48            $1.68
    --Paid                                               $0.12            $0.42             $0.78            $1.68

Market Value Per Share
    --High                                              $28.21           $50.50            $50.14           $52.06
    --Low                                               $20.90           $37.88            $20.90           $27.06
    --Close                                             $26.55           $45.06            $26.55           $45.06

Shares Outstanding--End of Period (In Millions)         163.7            150.5             163.7            150.5

Book Value per Share--End of Period                     $23.48           $21.09            $23.48           $21.09


    Certain prior-year amounts have been reclassified to conform with the current year's presentation.

Inquires concerning this summary should be directed to:

Follin Smith                                       Investor Relations Department         Constellation Energy Group
Senior Vice President,                             410-783-3670                          P. O. Box 1475
Chief Financial Officer                                                                  Baltimore, Maryland 21203
410-234-5000